Exhibit 10.4

AMENDMENT NO. 15 TO THE U.S. RECEIVABLES LOAN AGREEMENT

This AMENDMENT NO. 15 TO THE U.S. RECEIVABLES LOAN AGREEMENT, dated as of October 14, 2026 (this “Amendment”), is made among Huntsman Receivables Finance II LLC (the “Company”), a Delaware limited liability company, Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (Luxembourg) with its registered office at 51, Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg (the “Master Servicer”), The Toronto-Dominion Bank (“TD”) in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), the various Lenders and Funding Agents party hereto.

WHEREAS, the Company, the Master Servicer, the Lenders, the Funding Agents, the Administrative Agent and the Collateral Agent are parties to the U.S. Receivables Loan Agreement, dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “U.S. Receivables Loan Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders to, among other things, acquire Receivables; and

WHEREAS, the parties hereto wish to amend the U.S. Receivables Loan Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Capitalized terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the U.S. Receivables Loan Agreement.

2.

Amendment to the U.S. Receivables Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the U.S. Receivables Loan Agreement and Schedule 3 attached thereto are each hereby amended, as applicable, as follows:

2.1	Section 26.1(i)(i)(C) of the U.S. Receivables Loan Agreement is hereby amended by deleting the reference to “September 30, 2026” appearing therein and replacing it with “November 30, 2026”.

2.2

Clause (s) of the defined term “Eligible Receivable” appearing in Schedule 3 of the U.S. Receivables Loan Agreement is hereby amended by deleting the reference to “September 30, 2026” appearing therein and replacing it with “November 30, 2026”.

3.	Conditions Precedent to Effective Date. This Amendment shall become effective upon the Administrative Agent or its counsel receiving this Amendment duly executed by each of the parties hereto.

4.	Miscellaneous.

4.1

Each of the parties hereto hereby consents, acknowledges and agrees to the amendments set forth in Section 2 of this Amendment and the agreements set forth in Section 4 hereof. Huntsman International, LLC, as Servicer Guarantor, hereby expressly affirms its obligations under the Transaction Documents.

4.2

Except as expressly amended by this Amendment, the U.S. Receivables Loan Agreement is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect. The parties hereto agree that this Amendment shall constitute a Transaction Document.

4.3

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.4

This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery (by fax or email) of a facsimile signature on the signature page of this Agreement shall be effective as delivery of an original signature thereof.

4.5	The provisions of Sections 37.1, 37.2, 37.21 and 37.22 of the Existing U.S. Receivables Loan Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE II LLC

By:         /s/ Claire Mei

Name: Claire Mei
Title: Vice President and Treasurer

VANTICO GROUP S.À R.L.

By:         /s/ Frank Van Opstal

Name: Frank Van Opstal
Title: Manager

By:         /s/ Rui Amado

Name: Rui Amado
Title: Manager

HUNTSMAN INTERNATIONAL LLC

By:         /s/ Claire Mei

Name: Claire Mei
Title: Vice President and Treasurer

THE TORONTO-DOMINION BANK,
as Administrative Agent and as Collateral Agent

By:         /s/ Luna K. Mills

Name: Luna K. Mills
Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Funding Agent, as a Committed Lender and as an Issuing Bank

By:         /s/ Luna K. Mills

Name: Luna K. Mills
Title: Managing Director

RELIANT TRUST,
as a Conduit Lender

By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto-Dominion Bank

By:         /s/ Luna K. Mills

Name: Luna K. Mills
Title: Managing Director

GTA FUNDING LLC,
as a Conduit Lender

By:         /s/ Kevin J. Corrigan

Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD.,
as Funding Agent and as a Committed Lender

By:         /s/ Eric Williams

Name: Eric Williams
Title: Managing Director

GOTHAM FUNDING CORPORATION,
as a Conduit Lender

By:         /s/ Kevin J. Corrigan

Name: Kevin J. Corrigan
Title: Vice President

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By:         /s/ Kevin J. Corrigan

Name: Kevin J. Corrigan
Title: Vice President